                                                                 EXHIBIT (10)(n)

2004 EXECUTIVE STOCK INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK AWARD

The Reynolds and Reynolds Company, an Ohio corporation (the "Company"), hereby grants to the Recipient this Performance-Based Restricted Stock Award effective as of the Award Date. This award is subject to all of the terms and conditions of this Performance-Based Restricted Stock Award and The Reynolds and Reynolds Company 2004 Executive Stock Incentive Plan (the "Plan"). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Performance-Based Restricted Stock Award provides otherwise.

        RECIPIENT NAME:
            AWARD DATE:
             VEST DATE:
          AWARD NUMBER:
          AWARD SHARES:
                        SHARES OF THE REYNOLDS AND REYNOLDS COMPANY SUBJECT TO CURRENT PERFORMANCE-BASED RESTRICTED STOCK AWARD ("AWARD SHARES")

                 FUTURE
          AWARD SHARES:

                        SHARES OF THE REYNOLDS AND REYNOLDS COMPANY SUBJECT TO FUTURE PERFORMANCE-BASED RESTRICTED STOCK AWARD ("FUTURE AWARD SHARES")

By accepting this Performance-Based Stock Award and any shares of common stock of the Company ("Common Stock") issued pursuant to this Performance-Based Restricted Stock Award, Recipient acknowledges receipt of a copy of the Plan. Recipient represents that Recipient has read and understands the terms of the Plan and this Performance-Based Restricted Stock Award, and accepts this Performance-Based Restricted Stock Award subject to all such terms and conditions, provided, however, if you are a key employee as defined in Section 416(i) of the Internal Revenue Code of 1986, as amended (the "Code"), the payment of the award shall be deferred to the date that is six months after the date of separation from service (or, if earlier, the date of death of the employee) in order to avoid inclusion in gross income and imposition of tax under Section 409A(a) of the Code. Recipient also acknowledges that he or she should consult a tax advisor regarding the tax aspects of this Performance-Based Restricted Stock Award and that Recipient is not relying on the Company for any opinion or advice as to personal tax implications of this Performance-Based Restricted Stock Award.

For all purposes of this Performance-Based Stock Award, the Performance Period shall mean the period beginning on October 1, 200_, and ending on September 30, 200_.

By the acceptance of this Performance-Based Restricted Stock Award, and as consideration for the receipt of the Award Shares, recipient agrees to appoint a company nominee[s] as his/her irrevocable proxy to vote, in the nominee[s]' discretion, all Award Shares at the annual meeting of shareholders and at any other meetings at which shareholders are entitled to vote. The Company will provide appropriate means to effect this appointment. If Recipient fails to so appoint a proxy within a reasonable time as specified by the Company, this Performance-Based Restricted Stock Award shall become null and void.

IN WITNESS WHEREOF, this Performance-Based Restricted Stock Award has been executed by the Company to be effective as of the Award Date specified hereon.

THE REYNOLDS AND REYNOLDS COMPANY

BY: /s/ PHIL ODEEN
    -----------------------------

                                                     [REYNOLDS & REYNOLDS. LOGO]

Terms and Conditions

1. Terms and Provisions of Performance-Based Restricted Stock Award. Under the authority of the Plan, as of the Award Date, the Company has awarded to the Recipient the Award Shares. In addition, the Company may award additional Shares as Future Award Shares as provided below. All such awards are subject to the following terms and conditions and are based upon the performance of the Recipient and the Company during the Performance Period.

   a. Immediate Award of Shares Subject to Performance. The Recipient is awarded the Award Shares as of the Award Date subject to the following forfeiture restrictions:

       i. Service for Entire Performance Period. If the Recipient remains employed by the Company and/or a Subsidiary through the Vest Date, then, as of the Vest Date, a percentage of the Award Shares that is determined based upon a comparison of the Revenue Growth of the Standard & Poor's MidCap 400 companies during the Performance Period with the Revenue Growth of the Company during the Performance Period (as described in Section 5) shall cease to be subject to forfeiture, shall vest and the Recipient shall be entitled to receive such Shares free of such restrictions. All other Award Shares awarded pursuant to this subsection shall be forfeited and returned to the Company.

       ii. Performance Criteria. If for the Performance Period the Revenue Growth of the Company expressed as a percentage of increase places it at or below the 25th percentile of revenue growth of the companies as reflected on the Index, then none of the Award Shares will be earned and all Award Shares will be forfeited. If the Revenue Growth places it above the 25th percentile, then the number of Award Shares earned by Recipient will be equal to the product of
            (a) four percent (4%) multiplied by (b) the nearest whole number of percentage points by which Revenue Growth places the Company above the 25th percentile multiplied by (c) the number of Award Shares, up to a maximum payout of 100% of the Award Shares. The foregoing is illustrated by the following example: Assume that for the Performance Period, the Revenue Growth of the Company when compared to revenue growth of other companies on the Index, places the Company at the 40% percentile. In such circumstances, the Recipient would be entitled to receive 60% of the Award Shares determined as follows:

            (1) Number of percentage points in excess of the 25th percentile = 15 [40th - 25th = 15]

            (2) 15 x 4% = 60%

       iii. Intervening Qualifying Events. If the Recipient ceases to be employed by the Company and/or a Subsidiary prior to the Vest Date because of a Qualifying Event, then, as of the date on which the Qualifying Event occurs, the Recipient shall be entitled to receive the number of Shares based upon a payout that is determined by using the same formula described in the preceding section, but comparing the Revenue Growth of the Company using the Company's most recently available quarterly results compared to the revenue growth of companies on the Index for the same period. The foregoing is illustrated by the following example: Assume that two years into the Performance Period the Recipient dies. On the date of Recipient's death, the most recently published quarterly figures for the Company place its Revenue Growth in the 30th percentile of companies on the Index for the same period. Therefore, the Recipient's estate will be entitled to receive twenty percent (20%) of the Award Shares determined as follows:

            (1) Number of percentage points in excess of 25th percentile = 5 [30th - 25th = 5]

            (2) 5 x 4% = 20%

       iv. Other Termination of Employment. If the Recipient ceases to be employed by the Company and/or a Subsidiary prior to the Vest Date for any reason other than a Qualifying Event then, as of the date on which the Recipient's employment terminates, all Award Shares shall immediately be forfeited and returned to the Company.

                                                     [REYNOLDS & REYNOLDS. LOGO]

   b. Future Award of Shares Subject to Performance. The Recipient may be awarded additional Shares following the end of the Performance Period in accordance with the following terms and provisions:

       i. Service. If the Recipient remains employed by the Company and/or a Subsidiary through the Vest Date, then as of the Vest Date, the Recipient may be issued additional Shares based upon a comparison of the Revenue Growth of the Standard & Poor's MidCap 400 companies during the Performance Period with the Revenue Growth of the Company during the Performance Period (as described in Section 5).

       ii. Performance Criteria. If the Revenue Growth of the Company expressed as a percentage of increase places it at or below the 50th percentile of revenue growth of the companies as reflected on the Index, then none of the Future Award Shares will be earned. If the Revenue Growth places it above the 50th percentile, then the number of Future Award Shares earned by Recipient will be equal to the product of (a) four percent (4%) multiplied by (b) the nearest whole number of percentage points by which Revenue Growth places the Company above the 50th percentile multiplied by (c) the number of Award Shares, up to a maximum payout of 100% of the Future Award Shares. The foregoing is illustrated by the following example:
            Assume that as of the last day of the Performance Period, the Revenue Growth of the Company when compared to revenue growth of other companies on the Index, places the Company at the 70th percentile. In such circumstances, the recipient would be entitled to receive 80% of the number of Future Award Shares determined as follows:

            (1) Number of percentage points in excess of the 50th percentile = 20 [70th - 50th = 20]

            (2) 20 x 4% = 80%

       iii. Termination of Employment within Performance Period. If the Recipient ceases to be employed by the Company and/or a Subsidiary during the Performance Period for any reason (including by reason of a Qualifying Event with respect to such Recipient), then the Recipient shall not be issued or receive any Future Award Shares.

   c. Voting, Dividend and Other Rights, Restrictions and Limitations. By acceptance of this Performance-Based Restricted Stock Award and as consideration for the receipt of the Award Shares, recipient agrees to appoint a company nominee[s] as his/her irrevocable proxy to vote, in the nominee[s]' discretion, all Award Shares at the annual meeting of shareholders and at any other meetings at which shareholders are entitled to vote. Except as otherwise provided in this Performance-Based Stock Award, the terms of the Plan shall control as to voting, dividends and other rights, restrictions and limitations. Recipient acknowledges and agrees that the Company will pay dividends on the Award Shares and that such payment will be received in the Recipient's next succeeding paycheck following the dividend payment date.

2. Tax Consequences. RECIPIENT UNDERSTANDS THAT THE AWARD OF RESTRICTED STOCK, THE SALE OF RESTRICTED STOCK, AND THE ISSUANCE OF COMMON STOCK, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO RECIPIENT. RECIPIENT REPRESENTS THAT RECIPIENT SHOULD CONSULT A TAX ADVISOR. RECIPIENT FURTHER ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY THE RECIPIENT THAT NO REPRESENTATIONS ARE MADE AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THIS AWARD.

3. Interpretation. Any dispute regarding the interpretation of this Performance-Based Stock Award shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Recipient.

4. Entire Agreement and Other Matters. The Plan is incorporated herein by this reference. This Performance-Based Stock Award and the Plan constitute the entire agreement of the parties hereto. This Performance-Based Stock Award and all rights and awards hereunder are void ab initio unless the Recipient agrees to be bound by all terms and provisions of this Award and the Plan.

5. Revenue Growth and Percentile of Peer Group. For purposes of this Performance-Based Restricted Stock Award, the term "Revenue Growth" as to the Company means the cumulative annual revenue growth for the Company during the Performance Period as determined by the Company's accountants or other advisors in good faith in their sole and absolute discretion consistent with the methodology used in computing revenue

                                                     [REYNOLDS & REYNOLDS. LOGO]
   growth for companies on the Index. As to companies on the "Index", Revenue Growth shall be the cumulative annual revenue growth of companies in the Standard & Poor's MidCap 400 index during the Performance Period or, if the Index is discontinued, such other index or comparison group of companies as the Board or Committee shall specify. In determining the percentile of revenue growth of the companies as reflected on the index, a fraction of a percentile between .1 and .4 will be rounded downwards and a fraction of a percentile between .5 and .9 will be rounded upwards. For example, a percentile of 25.2 will be rounded downwards to 25.

6. Fractional Shares. If any calculation of Common Stock to be awarded or to be forfeited or to be released from restrictions or limitations would result in a fraction, any fraction of 0.5 or greater will be rounded to one, and any fraction of less than 0.5 will be rounded to zero.

                                                     [REYNOLDS & REYNOLDS. LOGO]

2004 EXECUTIVE STOCK INCENTIVE PLAN
TIME-BASED RETENTION RESTRICTED STOCK AWARD

The Reynolds and Reynolds Company, an Ohio corporation (the "Company"), hereby grants to the Recipient this Retention Restricted Stock Award effective as of the Award Date. This award is subject to all of the terms and conditions of this Retention Restricted Stock Award and The Reynolds and Reynolds Company 2004 Executive Stock Incentive Plan (the "Plan"). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Retention Restricted Stock Award provides otherwise.

 RECIPIENT NAME:
     AWARD DATE:
      VEST DATE:
   AWARD NUMBER:
   AWARD SHARES:

                  SHARES SUBJECT TO RETENTION RESTRICTED
                  STOCK AWARD ("AWARD SHARES")

By accepting this Retention Restricted Stock Award and any shares of common stock of the Company (the "Common Stock") issued pursuant to this Retention Restricted Stock Award, Recipient acknowledges receipt of a copy of the Plan. Recipient represents that Recipient has read and understands the terms of the Plan and this Retention Restricted Stock Award, and accepts this Retention Restricted Stock Award subject to all such terms and conditions. Recipient also acknowledges that he or she should consult a tax advisor regarding the tax aspects of this Retention Restricted Stock Award and that recipient is not relying on the Company for any opinion or advice as to personal tax implications of this Retention Restricted Stock Award.

For all purposes of this Retention Restricted Stock Award, the Restriction Period shall mean the period beginning on the Award Date and ending on the date that is six months after the effective date of employment as set forth in the employment agreement between the Company's next Chief Executive Officer and the Company.

By the acceptance of this Retention Restricted Stock Award, and as consideration for the receipt of the Award Shares, recipient agrees to appoint a company nominee[s] as his/her irrevocable proxy to vote, in the nominee[s]' discretion, all Award Shares at the annual meeting of shareholders and at any other

                                                     [REYNOLDS & REYNOLDS. LOGO]
meetings at which shareholders are entitled to vote. The Company will provide appropriate means to effect this appointment. If Recipient fails to so appoint a proxy within a reasonable time as specified by the Company, this Retention Restricted Stock Award shall become null and void.

IN WITNESS WHEREOF, this Retention Restricted Stock Award has been executed by the Company to be effective as of the Award Date specified hereon.

THE REYNOLDS AND REYNOLDS COMPANY

BY: PHIL ODEEN
    ----------------------

TERMS AND CONDITIONS

   1. Terms and Provisions of Retention Restricted Stock Award. Under the authority of the Plan, as of the Award Date, the Company has awarded to the Recipient the Award Shares subject to the following forfeiture restrictions based upon the continuous service of the Recipient during the Restriction Period.

      a. Immediate Award of Shares Subject to Service. As of the Award, the Recipient is hereby awarded the Award Shares subject to the following forfeiture restrictions:

         i. Service. If the Recipient remains in service with the Company and/or a Subsidiary during the Restriction Period, six months after the effective date of employment as set forth in the employment agreement between the Company's next Chief Executive Officer and the Company, then all of the Award Shares shall vest and shall be released from any possibility of forfeiture following the end of the Restriction Period and Recipient shall receive such Shares free of such restrictions.

         ii. Cessation of Service. If the Recipient does not remain in service with the Company and/or a Subsidiary during the Restriction Period for any reason, then, as of the date on which the Recipient's service with the Company and/or Subsidiary ceases, all Award Shares shall immediately be forfeited and returned to the Company. Notwithstanding Section 7.4(d) of the Plan, you (or your estate) will not receive any Award Shares upon your death, disability (other than short-term disability) or retirement.

      b. By acceptance of this Retention Restricted Stock Award and as consideration for the receipt of the Award Shares, Recipient agrees to appoint a company nominee[s] as his/her irrevocable proxy to vote, in the nominee[s]' discretion, all Award Shares at the annual meeting of shareholders and at any other meetings at which shareholders are entitled to vote. Except as otherwise provided in this Retention Restricted Stock Award, the terms of the Plan

                                                     [REYNOLDS & REYNOLDS. LOGO]
         shall control as to voting, dividends and other rights, restrictions and limitations. Recipient acknowledges and agrees that the Company will pay dividends on the Award Shares and that such payment will be received in the Recipient's next succeeding paycheck following the dividend payment date.

   2. Tax Consequences. RECIPIENT UNDERSTANDS THAT THE AWARD OF RESTRICTED STOCK, THE SALE OF RESTRICTED STOCK, AND THE ISSUANCE OF COMMON STOCK, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO RECIPIENT. RECIPIENT REPRESENTS THAT RECIPIENT SHOULD CONSULT A TAX ADVISOR; RECIPIENT FURTHER ACKNOWLEDGES THAT HE OR SHE IS NOT RELYING ON THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE; AND IT IS SPECIFICALLY UNDERSTOOD BY THE RECIPIENT THAT NO REPRESENTATIONS ARE MADE AS TO ANY PARTICULAR TAX TREATMENT WITH RESPECT TO THIS AWARD.

   3. Interpretation. Any dispute regarding the interpretation of this Retention Restricted Stock Award shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and the Recipient.

   4. Entire Agreement and Other Matters. The Plan is incorporated herein by this reference. This Retention Restricted Stock Award and the Plan constitute the entire agreement of the parties hereto. This Retention Restricted Stock Award and all rights and awards hereunder are void ab initio unless the Recipient agrees to be bound by all terms and provisions of this Award and the Plan.

   5. Fractional Shares. If any calculation of Common Stock to be awarded or to be forfeited or to be released from restrictions or limitations would result in a fraction, any fraction of 0.5 or greater will be rounded to one, and any fraction of less than 0.5 will be rounded to zero.

                                                     [REYNOLDS & REYNOLDS. LOGO]

2004 EXECUTIVE STOCK INCENTIVE PLAN
 PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD

Reynolds and Reynolds (Canada) Limited (the "Company"), hereby awards to Recipient this Performance-Based Restricted Stock Unit effective as of the Award Date. This award is subject to all of the terms and conditions of this Performance-Based Restricted Stock Unit and The Reynolds and Reynolds Company 2004 Executive Stock Incentive Plan (the "Plan"). Unless otherwise specified, capitalized terms have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Performance-Based Restricted Stock Unit provides otherwise.

      RECIPIENT NAME:
          AWARD DATE:
           VEST DATE:
        AWARD NUMBER:
        AWARD SHARES:
                       SHARES OF THE REYNOLDS AND REYNOLDS COMPANY
                       SUBJECT TO CURRENT PERFORMANCE-BASED RESTRICTED STOCK UNIT ("AWARD SHARES")

                FUTURE
         AWARD SHARES:

                       SHARES OF THE REYNOLDS AND REYNOLDS COMPANY SUBJECT TO FUTURE PERFORMANCE-BASED RESTRICTED STOCK UNIT ("FUTURE AWARD SHARES")

By accepting this Performance-Based Restricted Stock Unit, Recipient acknowledges receipt of a copy of the Plan. Recipient represents that Recipient has read and understands the terms of the Plan and this Performance-Based Restricted Stock Unit, and accepts this Performance-Based Restricted Stock Unit subject to all such terms and conditions. Recipient also acknowledges that he or she should consult a tax advisor regarding the tax aspects of this Performance-Based Restricted Stock Unit and that Recipient is not relying on the Company for any opinion or advice as to personal tax implications of this Performance-Based Restricted Stock Unit Award.

For all purposes of this Performance-Based Restricted Stock Unit Award, the Performance Period shall mean the period beginning on OCTOBER 1, 200_ and ending on SEPTEMBER 30, 200_.

Recipient acknowledges that the Award Shares and Future Award Shares are subject to tax and that the number of Award Shares and Future Award Shares actually received by Recipient will be reduced on account of the Recipient's tax liability.

IN WITNESS WHEREOF, this Performance-Based Restricted Stock Unit has been executed by the Company to be effective as of the Award Date specified hereon.

REYNOLDS AND REYNOLDS (CANADA) LIMITED

BY: /s/ DALE L. MEDFORD
    ---------------------------

                                                     [REYNOLDS & REYNOLDS. LOGO]

Terms and Conditions

1. Terms and Provisions of Performance-Based Restricted Stock Unit. Under the authority of the Plan, as of the Award Date, the Company has awarded to the Recipient the Performance-Based Restricted Stock Unit, which represents a contingent entitlement of the Recipient to the Award Shares and Future Award Shares subject to the following conditions:

   a.  Award of Units Subject to Performance.

       i. Service for Entire Performance Period. If the Recipient remains employed by The Reynolds and Reynolds Company and/or a Subsidiary through the vest date, then, as of the vest date, a percentage of the Performance-Based Restricted Stock Units that is determined based upon a comparison of the Revenue Growth of the Standard & Poor's MidCap 400 companies during the Performance Period with the Revenue Growth of The Reynolds and Reynolds Company during the Performance Period (as described in Section 4) shall vest and the Recipient shall be entitled to receive such Performance-Based Restricted Stock Units. All other Performance-Based Restricted Stock Units awarded pursuant to this subsection shall be forfeited.

       ii. Performance Criteria. If for the Performance Period the Revenue Growth of the The Reynolds and Reynolds Company expressed as a percentage of increase places it at or below the 25th percentile of revenue growth of the companies as reflected on the Index, then none of the Performance-Based Restricted Stock Units will vest and all shall be forfeited. If the Revenue Growth places it above the 25th percentile, then the number of Performance-Based Restricted Stock Units earned by Recipient will be equal to the product of (a) four percent (4%) multiplied by (b) the nearest whole number of percentage points by which Revenue Growth places The Reynolds and Reynolds Company above the 25th percentile multiplied by (c) the number of Performance-Based Restricted Stock Units, up to a maximum payout of 100% of the Performance-Based Restricted Stock Units.

            The foregoing is illustrated by the following example: Assume that for the Performance Period, the Revenue Growth of The Reynolds and Reynolds Company when compared to revenue growth of other companies on the Index, places The Reynolds and Reynolds Company at the 40% percentile. In such circumstances, the Recipient would be entitled to receive 60% of the number of Performance-Based Restricted Stock Units determined as follows:

           1. Number of percentage points in excess of the 25th percentile = 15 [40th - 25th = 15]

           2. 15 x 4% = 60%

       iii. Intervening Qualifying Events. If the Recipient ceases to be employed by The Reynolds and Reynolds Company and/or a Subsidiary prior to the vest date because of a Qualifying Event, then, as of the date on which the Qualifying Event occurs, the Recipient shall be entitled to receive the number of Units based upon a payout that is determined by using the same formula described in the preceding section, but comparing the Revenue Growth of The Reynolds and Reynolds Company using The Reynolds and Reynolds Company's most recently available quarterly results compared to the revenue growth of companies on the Index for the same period.

            The foregoing is illustrated by the following example: Assume that two years into the Performance Period the Recipient dies. On the date of Recipient's death, the most recently published quarterly figures for The Reynolds and Reynolds Company place its Revenue Growth in the 30th percentile of companies on the Index for the same period. Therefore, the Recipient's estate will be entitled to receive twenty percent (20%) of Performance-Based Restricted Stock Units determined as follows:

            1. Number of percentage points in excess of 25th percentile = 5 [30th-25th = 5]

            2. 5x4%= 20%

       iv. Other Termination of Employment. If the Recipient ceases to be employed by The Reynolds and Reynolds Company and/or a Subsidiary prior to the vest date for any reason other than a Qualifying Event, then, as of the date on which the Recipient's employment terminates, all Performance-Based Restricted Stock Units shall immediately be forfeited.

                                                     [REYNOLDS & REYNOLDS. LOGO]

   b. Future Award of Units Subject to Performance. The Recipient may be awarded additional Performance-Based Restricted Stock Units following the end of the Performance Period in accordance with the following terms and provisions:

       i. Service. If the Recipient remains employed by The Reynolds and Reynolds Company and/or a Subsidiary through the vest date, then as of the vest date, the Recipient may be issued additional Performance-Based Restricted Stock Units determined based upon a comparison of the Revenue Growth of the Standard & Poor's MidCap 400 companies during the Performance Period with the Revenue Growth of The Reynolds and Reynolds Company during the Performance Period (as described in Section 4).

       ii. Performance Criteria. If the Revenue Growth of the The Reynolds and Reynolds Company expressed as a percentage of increase places it at or below the 50th percentile of revenue growth of the companies as reflected on the Index, then none of future Performance-Based Restricted Stock Units will be issued. If the Revenue Growth places it above the 50th percentile, then the number of future Performance-Based Restricted Stock Units issued to Recipient will be equal to the product of (a) four percent (4%) multiplied by (b) the nearest whole number of percentage points by which Revenue Growth places The Reynolds and Reynolds Company above the 50th percentile multiplied by (c) the number of Performance-Based Restricted Stock Units, up to a maximum payout of 100% of the future Performance-Based Restricted Stock Units. The foregoing is illustrated by the following example: Assume that as of the last day of the Performance Period, the revenue Growth of The Reynolds and Reynolds Company when compared to revenue growth of other companies of the Index, places The Reynolds and Reynolds Company at the 70th percentile. In such circumstances, the Recipient would be entitled to receive 80% of the number of Future Award Units determined as follows:

            1. Number of percentage points in excess of the 50th percentile = 20 [70th - 50th = 20]

            2. 20 x 4% = 80%

       iii. Termination of Employment within Performance Period. If the Recipient ceases to be employed by The Reynolds and Reynolds Company and/or a Subsidiary during the Performance Period for any reason (including by reason of a Qualifying Event with respect to such Recipient), then the Recipient shall not be issued or receive any future Performance-Based Restricted Stock Units.

   c. Voting, Dividend and Other Rights, Restrictions and Limitations. Except as otherwise provided in this Performance-Based Restricted Stock Unit, the terms of the Plan shall control as to voting, dividends and other rights, restrictions and limitations. Recipient will not entitled to voting rights, but will receive a cash payment equivalent to any declared dividend on the common stock of The Reynolds and Reynolds Company.

2. Tax Consequences. Upon exchange and receipt of Award Shares and Future Award Shares, the full fair market value of the Award Shares and Future Award Shares will be reported by the Company as employment income to the Recipient. The Company will withhold tax and other amounts required by law to be withheld in respect of this income. Such withholding will reduce the number of Award Shares and Future Award Shares received by the Recipient. Recipients should consult a tax advisor with respect to the tax treatment of holding and disposing of Award Shares and Future Award Shares.

3. Interpretation. Any dispute regarding the interpretation of this Performance-Based Restricted Stock Unit shall be submitted to the Board or the Committee, which shall review such dispute in accordance with the Plan. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Recipient.

4. Revenue Growth and Percentile of Peer Group. For purposes of this Performance-Based Restricted Stock Unit, the term "Revenue Growth" as to The Reynolds and Reynolds Company means the cumulative annual revenue growth for The Reynolds and Reynolds Company during the Performance Period as determined by The Reynolds and Reynolds Company's accountants or other advisors in good faith in their sole and absolute discretion consistently with the methodology used in computing revenue growth for companies on the Index. As to companies on the "Index", Revenue Growth shall be the cumulative annual revenue growth of companies in the Standard & Poor's MidCap 400 index during the Performance Period or, if the Index is discontinued, such other index or comparison group of companies as the Board or Committee shall specify. In determining the percentile of revenue growth of the companies as reflected on the Index, a fraction of a percentile between .1 and .4 will be rounded downwards and a fraction of a percentile between .5 and .9 will be rounded upwards. For example, a percentile of 25.2 will be rounded downwards to 25.

                                                     [REYNOLDS & REYNOLDS. LOGO]

5. Entire Agreement and Other Matters. The Plan is incorporated herein by this reference. This Performance-Based Restricted Stock Unit and the Plan constitute the entire agreement of the parties hereto. This Performance-Based Restricted Stock Unit and all rights and awards hereunder are void ab initio unless the Recipient agrees to be bound by all terms and provisions of this award and the Plan.

                                                     [REYNOLDS & REYNOLDS. LOGO]